    Temporary Certificate--Exchangeable for Definitive Engraved Certificate
                            When Ready for Delivery


COMMON STOCK                                                COMMON STOCK



USR                      [LOGO OF U.S. RENTALS, INC.]

                              U.S. RENTALS, INC.

                                      SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                                      STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                      PRIVILEGES AND RESTRICTIONS ON SHARES
                                             CUSIP 902966 10 0

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT




IS THE OWNER OF


 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER
                                   SHARE, OF

                              U.S. RENTALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsmilie signatures of its duly authorized officers.

Dated:




/s/ William F. Berry     [SEAL OF U.S. RENTALS, INC.]       /s/ R.D. COLBURN

    PRESIDENT AND                                               CHAIRMAN
CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                            TRANSFER AGENT AND REGISTRAR

BY

                                                   AUTHORIZED SIGNATURE


                    +++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                    +  AMERICAN BANK NOTE COMPANY     JAN 17, 1997 dw         +
                    +  3504 ATLANTIC AVENUE                                   +
                    +  SUITE 12                                               +
                    +  LONG BEACH, CA  90807        048458fc                  +
                    +  (310) 989-2333                                         +
                    +  (FAX) (310) 426-7450   270-19X  proof /s/ FM   REV 2   +
                    +                                        ------           +
                    +++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common


     UNIF GIFT MIN ACT -- ................... Custodian ...................
                                 (Cust)                      (Minor)
                          under Uniform Gifts to Minors
                          Act .............................................
                                          (State)
     UNIF TRF MIN ACT  -- ................... Custodian (until age .......)
                              (Cust)
                          ......................... under Uniform Transfers
                                 (Minor)
                          to Minors Act ...................................
                                                 (State)


    Additional abbreviations may also be used though not in the above list.



     FOR VALUE RECEIVED, _________________ hereby sell(s), assign(s) and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
++++++++++++++++++++++++++++++++++++++++
+                                      +
+                                      +
++++++++++++++++++++++++++++++++++++++++


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                           X ___________________________________________________

                           X ___________________________________________________
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed







By ____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.





++++++++++++++++++++++++++++++++++++++++++++++++++
+  AMERICAN BANK NOTE COMPANY   JAN 16, 1997 dw  +
+  3504 ATLANTIC AVENUE                          +
+  SUITE 12                                      +
+  LONG BEACH, CA  90807        048458bk         +
+  (310) 989-2333                                +
+  (FAX) (310) 426-7450    proof /s/ SE   NEW    +
+                                ------          +
++++++++++++++++++++++++++++++++++++++++++++++++++